                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT made this 2nd day of October, 1998, between GUNTHER INTERNATIONAL, LTD. whose principal place of business is One Winnenden Road, Norwich, Connecticut 06360 (the "Debtor"), and GUNTHER PARTNERS, LLC, having a mailing address c/o Thomas M. Steinberg, President, Tisch Family Interests, 667 Madison Avenue, New York, New York, 10021 (the "Secured Party").

WITNESSETH:

         In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, Debtor and Secured Party agree as follows:

         1. TERM LOAN. Subject to the terms of this Agreement and Debtor's satisfaction of the conditions precedent referred to in Section 6 hereof, Secured Party agrees to make a term loan to the Debtor in the principal amount of Four Million Dollars ($4,000,000) (the "Loan").

                  (a) Interest:

                           (i) Except as provided in Section 1(a)(ii) below, Debtor shall pay interest to Secured Party on the outstanding principal amount of the Loan at a rate per
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         annum equal to eight percent (8%) per annum. Interest shall be paid by
         Debtor on the first day of each calendar quarter beginning January 1, 1999 and continuing on the first (1st) day of each April, July, October and January thereafter until the principal balance is paid in full. Interest shall be calculated on the basis of a 360-day year for the actual days elapsed.

                           (ii) Notwithstanding any provision contained herein to the contrary, interest shall accrue on the outstanding principal balance of the Loan from the Maturity Date, as herein defined, from the date of an Event of Default (until the same has been cured) and after judgment and until collection, regardless of whether or not there has been an acceleration of the payment of principal and interest as set forth herein, at the rate which is four percentage points (4%) per annum over the otherwise applicable interest rate on the Loan (the "Default Rate').

                  (b) Term Note; Installment Payments:

                           (i) The Debtor's obligation to repay the Loan is evidenced by that certain $4,000,000 Term Note dated the date hereof made by the Debtor to the order of the Secured Party (the "Term Note").

                           (ii) The principal of the Loan will be repaid in thirteen payments as follows: (a) One Hundred Thousand

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         Dollars ($100,000.00) shall be paid on the first (1st) day of each month commencing on November 1, 1998 and continuing to and including September 1, 1999; (b) Four Hundred Thousand Dollars ($400,000.00) shall be paid on October 1, 1999; and (c) the balance, together with all accrued and unpaid interest and all other unpaid amounts due hereunder or under the Financing Agreements, as herein defined, shall be paid on October 1, 2003 or on such earlier date that the Loan becomes due and payable as a result of acceleration as provided herein (the "Maturity Date").

                  (c) Prepayments of the Loan. Debtor may, at any time and from time to time, prepay all or any portion of the outstanding principal balance of the Loan, without premium or penalty. Any prepayment made on the Loan (i) shall be applied first to the payment of late charges and amounts (other than principal and interest) otherwise due hereunder or under the Financing Agreements, second to accrued and unpaid interest hereunder up to the date of such prepayment, and third to outstanding principal in inverse order of maturity.

                  (d) Use of Proceeds of the Loan. The proceeds of the Loan shall be used by Debtor (i) to provide cash collateral for the reimbursement obligation of Debtor to BankBoston, N.A. ("BOB") with respect to a certain $150,000 letter of credit issued for Debtor's account by ("BOB"); (ii) to fund trade

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payables of Debtor; (iii) to fund work in progress of Debtor; (iv) to repay in full simultaneously herewith a certain Facility B obligation of Debtor to BOB in the principal amount of $________ plus accrued interest; (v) to fund Debtor's obligations to Data Card Corporation; (vi) to fund transaction costs for the Loan; and (vii) to fund Debtor's working capital needs.

                  (e) Late Charges. Without prejudice to any other rights of Secured Party hereunder or under any of the other Financing Agreements, Debtor shall pay to Secured Party a late charge equal to five percent (5%) of any payment of principal, interest or other payment due on the Loan which is not paid within ten (10) days of the due date thereof. Such late charge shall be made on a monthly basis and for each month such payment is delinquent.

         2. COLLECTION OF ACCOUNTS. At any time after the occurrence of an Event of Default and during the continuance thereof, Secured Party shall have the right to require Debtor to, and Debtor shall, upon written notice from Secured
Party:

                  (a) Make collections of proceeds upon its Accounts, as herein defined, hold the proceeds received from collections in trust for Secured Party and turn over such proceeds to Secured Party daily in the exact form in which they are received, together with a collection report in form satisfactory

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to Secured Party. Secured Party shall immediately apply, subject to collection, such proceeds and any proceeds of Accounts received by it pursuant to the following provisions of this Section 2 to the payment of the Obligations in such order of application as Secured Party, in its sole discretion, may determine;

                  (b) Assign or endorse the Accounts to Secured Party, and notify account debtors that the Accounts have been assigned and should be paid directly to Secured Party;

                  (c) Turn over to Secured Party all Inventory, as herein defined, returned in connection with any of the Accounts;

                  (d) Mark or stamp each of its individual ledger sheets or cards pertaining to its Accounts with the legend "Assigned to Gunther Partners, LLC" and stamp or otherwise mark and keep its books, records, documents and instruments relating to the Accounts in such manner as Secured Party may require; and

                  (e) Mark or stamp all invoices with a legend satisfactory to Secured Party so as to indicate that the same should be paid directly to Secured Party.

         Notwithstanding the foregoing, Secured Party shall have the right, at any time after the occurrence of an Event of Default, and during the continuance thereof, to itself so notify such account debtors to make such payments of the Accounts directly

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to Secured Party and Secured Party shall have the further right to notify the post office authorities to change the address for delivery of mail of Debtor to an address designated by Secured Party and to receive, open and dispose of all mail addressed to Debtor relating to Accounts; all of Debtor's other mail received by Secured Party shall be delivered by Secured Party to Debtor promptly after receipt.

         For the purpose of this Section 2, Debtor hereby irrevocably constitutes Secured Party as Debtor's attorney-in-fact to issue in the name and execute or endorse on behalf of Debtor each and every notice, instrument and document necessary to carry out the purposes of the provisions of this Section 2, and to take such action in connection with the collection of the Accounts, including, without limitation, suing thereon, compromising or adjusting the same, as Secured Party, in its sole discretion, deems necessary. The power of attorney granted hereby shall be self-executing, but Debtor shall promptly execute and deliver to Secured Party, upon written request of Secured Party, such additional separate powers of attorney, as Secured Party may from time to time reasonably request.

         3. SECURITY INTEREST. To secure payment and performance of each and all of the Obligations, as herein defined, Debtor hereby assigns and grants to Secured Party a continuing, (i) first priority security interest in all of its tangible and

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intangible personal property whether now owned or hereafter acquired, including, without limitation, Accounts, Chattel Paper, Equipment, General Intangibles (excluding Patents and Trademarks), Instruments, Fixtures and Inventory and (ii) a security interest in Patents and Trademarks subject only to the lien previously granted in such Patents and Trademarks to Connecticut Innovations, Inc.; together, in each instance, with the renewals, substitutions, replacements, additions, rental payments, products and proceeds (including, without limitation, insurance proceeds) thereof, (hereinafter, all of the property described in (i) and (ii) above collectively called the "Collateral").

         4. DEFINITIONS.

                  (a) The term "Accounts" shall mean, any right to payment held by Debtor, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations and receivables now or hereafter received by or belonging to Debtor for Inventory sold or leased by it or for services rendered by it whether or not earned by performance, together with all guarantees and security therefor and all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of Debtor in the Inventory which gave rise to any such Accounts, including,

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without limitation, the right of stoppage in transit and all returned, rejected, rerouted or repossessed Inventory;

                  (b) The term "Chattel Paper" shall mean a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, whether now or hereafter held by Debtor;

                  (c) The term "Equipment" shall mean all the machinery, equipment, furniture, tools, goods and other tangible personal property, excluding Motor Vehicles and Inventory, now owned or hereafter acquired by Debtor;

                  (d) The term "Financing Agreements" shall mean all agreements, notes, instruments, security agreements and documents evidencing, securing or relating in any way to the Loan;

                  (e) The term "General Intangibles" shall mean any intangible personal property (including, without limitation, things in action) now or hereafter held by Debtor, other than Accounts, Chattel Paper and Instruments;

                  (f) The term "Instruments" shall mean a negotiable instrument or a certificated security, as defined in the Uniform Commercial Code of Connecticut, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which, in the ordinary course of business, is transferred by delivery with any

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
necessary endorsement or assignment, whether now or hereafter held by Debtor;

                  (g) The term "Inventory" shall mean all goods, merchandise, raw materials, work in progress, finished goods and products and other tangible personal property now owned or hereafter acquired by Debtor and held for sale or lease, or furnished or to be furnished under contracts of service or used or consumed in Debtor's business;

                  (h) The term "Motor Vehicles" shall have the same meaning as that contained in Chapter 246 of the Connecticut General Statutes;

                  (i) The term "Obligations" shall mean any and all loans, indebtedness, obligations and liabilities of Debtor to Secured Party of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, under this Agreement and the Term Note, and all costs, expenses, fees, charges and attorneys' and other professional fees incurred by Secured Party in connection with any of the foregoing, or in any way connected with or related to the preservation, realization, enforcement, protection or defense of the Collateral, this Agreement, the Term Note, and the other Financing Agreements, and the rights and remedies hereunder or thereunder.

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                  (j) The term "Patents" shall mean all interests in patents now owned or hereafter acquired by Debtor.

                  (k) The term "Trademarks" shall mean all interests in trademarks now owned or hereafter acquired by Debtor.

         6. CONDITIONS PRECEDENT TO THE MAKING OF THE LOAN. The obligation of Secured Party to make the Loan to Debtor is subject to the condition precedent that:

                  (a) The representations and warranties set forth in each of the Financing Agreements shall be true and correct;

                  (b) Debtor shall be in compliance with all the terms and provisions set forth in the Financing Agreements and no Event of Default or state of acts which by the passage of time, giving of notice, or both, would constitute an Event of Default, shall be in existence;

                  (c) Secured Party shall have received each of the following:

                           (i) The Term Note in the form of the Term Note attached hereto as Exhibit A duly completed and executed by Debtor;

                           (ii) Financing Statements. Financing Statements duly executed by Debtor in form and substance reasonably satisfactory to Secured Party and its counsel;

                           (iii) Evidence of All Corporate Action by Debtor. Certified (as of the date of this Agreement)

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         copies of all corporate action taken by Debtor, including resolutions of the Board of Directors of Debtor, authorizing the execution, delivery and performance of this Agreement and the other Financing Agreements and each other document to be delivered by Debtor pursuant to this Agreement;

                           (iv) Incumbency and Signature Certificate of Debtor. A certificate (dated as of the date of this Agreement) of the Secretary of Debtor certifying the names and true signatures of the officers of Debtor authorized to sign this Agreement and the other Financing Agreements;

                           (v) Opinion of Counsel for Debtor. An opinion of counsel for Debtor in such form and covering such matters as shall be satisfactory to the Secured Party exercising reasonable judgment;

                           (vi) Agreement among Creditors. Agreement duly executed by all of the parties thereto in the form of the Agreement attached hereto as Exhibit B;

                           (vii) Estate Note. Copy of $__________________
         Promissory Note duly completed and executed by Debtor to the order of June H. Geneen, Phil E. Gilbert, Jr., Thomas W. Keesee and the United States Trust Company of New York, as co-executors of the Estate of Harold S. Geneen, Late of

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         New York, New York (collectively, the "Estate") in the form of the Note attached hereto as Exhibit C;

                           (viii) Security Agreement. Copy of Security Agreement (the "Estate Security Agreement") duly completed and executed by Debtor and the Estate;

                           (ix) Subordination Agreement with CII. Subordination Agreement duly completed and executed by the parties thereto in the form of the Subordination Agreement attached hereto as Exhibit D (the "CII Subordination Agreement") together with UCC-3 Subordination Statements relating to the CII Subordination Agreement executed by CII in form and substance reasonably satisfactory to Secured Party and its counsel;

                           (x) Subordination and Intercreditor Agreement with the Estate. Subordination and Intercreditor Agreement duly completed and executed by the parties thereto in the form of the Subordination and Intercreditor Agreement attached hereto as Exhibit E (the "Estate Subordination Agreement") together with UCC-3 Subordination Statements relating to the Estate Subordination Agreement executed on behalf of the Estate in form and substance reasonably satisfactory to Secured Party and its counsel;

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                           (xi) Voting Agreement. Voting Agreement duly
         completed and executed by the parties thereto in the form of the Voting Agreement attached hereto as Exhibit F;

                           (xii) Warrant Agreement. Warrant Agreement duly completed and executed by the Debtor in the form of the Warrant Agreement attached hereto as Exhibit G;

                           (xiii) Registration Rights Agreement. Registration Rights Agreement duly completed and executed by the parties thereto in the form of the Registration Rights Agreement attached hereto as Exhibit H;

                           (xiv) Data Card Agreement. Copy of a Settlement Agreement duly executed by Data Card Corporation and Debtor in the form of the Settlement Agreement attached hereto; and Exhibit I

                           (xv) UCC-3 Termination Statements duly executed by BOB releasing BOB's security interest in the Collateral; such statements to be in form and substance reasonably satisfactory to Secured Party and its counsel; and

                  (d) Alan W. Morton, Frederick W. Kolling, III and James H. Whitney shall have resigned, or have been removed, from the Board of Directors of Debtor.

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         7. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to
Secured Party that:

                  (a) Net Worth. The negative net worth of Debtor as of March 31, 1998, determined in accordance with generally accepted accounting principles did not exceed $2,000,000.

                  (b) Ownership of Assets. Debtor has good and marketable title to its assets, free from any liens, mortgages, security interests, pledges or encumbrances, except (i) as permitted in Section 11(a) hereof, and (ii) as shown on Exhibit J attached hereto. Except as shown on Exhibit J, no financing statements covering all or any part of Debtor's assets are on file in the Office of the Secretary of the State of Connecticut or in any other federal, state or local governmental office, whether or not properly filed under applicable law.

                  (c) Corporate Organization. Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation in good standing in every jurisdiction in which such qualification is necessary. Debtor has corporate power to enter into the Financing Agreements to which it is a party and to borrow hereunder, and has all requisite authorizations and permits to own and operate Debtor's

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properties and assets and to carry on Debtor's business as now being conducted.

                  (d) Litigation; Taxes. Except as shown on Exhibit K attached hereto, there are no actions, suits, proceedings, or investigations pending, or judgments or orders outstanding, or, to the knowledge of Debtor, threatened against Debtor, which if adversely decided against Debtor, could have a material adverse effect on the condition, operations or prospects (financial or otherwise) of Debtor, and Debtor has filed all required federal, state and local tax returns, and has paid all taxes as shown on such returns, and has provided adequate reserves for payment of any tax which is being contested.

                  (e) Authority. The execution, delivery and performance of this Agreement, the Term Note, and each and every other agreement, instrument and document required to be executed or delivered to Secured Party by Debtor in connection with the Loan have been duly authorized by all necessary corporate action; the execution, delivery and performance of said agreements, instruments and documents, the consummation of the transactions therein contemplated, and the fulfillment of or compliance with the terms and provisions therein, are within Debtor's powers and are not in contravention of any provisions of Debtor's Certificate of Incorporation or By-laws. The

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execution, delivery and performance of said agreements, instruments and documents will not result in a violation of any laws, or a breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of Debtor's assets (other than the security interest granted to Secured Party hereunder and the security interest granted to the Estate under the Estate Security Agreement) pursuant to any of the terms, conditions or provisions of any agreement, instrument or other undertaking of which Debtor is a party or by which Debtor is bound. No consent, approval, authorization or other order of, or registration or filing with any governmental body is required in connection with the execution, delivery and performance of said agreements, instruments and documents.

                  (f) Defaults. Except as provided in Exhibit L attached hereto, Debtor is not in default under any agreement, indenture, mortgage, deed of trust, or any other agreement or any court order or other order issued by any governmental body to which Debtor is a party or by which Debtor may be bound.

                  (g) Environmental, Health, Safety Laws. Debtor has not received any notice, order, petition or similar document in connection with or arising out of any violation of any environmental, health or safety law, regulation, rule or order, and Debtor knows of no basis for any claim of such a violation or of any threat thereof.

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                  (h) Other Laws. Debtor is not in violation of any law,
regulation, rule or order including, but not limited to, the laws, regulations, rules and orders described in subparagraph (g) above, which violation materially or adversely affects the financial condition of Debtor or the ability of Debtor to perform hereunder.

                  (i) Business Location. The Collateral, the books and records relating thereto, and the principal place of business of Debtor are all at the address of Debtor first written above.

                  (j) Business Name. The name of Debtor has not changed for at least the past ten (10) years and during such period, Debtor has conducted, and currently conducts, its business solely in its own name without the use of a tradename or the intervention of or through any entity of any kind.

         10. AFFIRMATIVE COVENANTS. Debtor covenants and agrees that, from the date hereof until the payment and performance of all the Obligations, unless Secured Party otherwise agrees in writing, Debtor shall:

                  (a) Financial Reports. Commencing with the period ended December 31, 1998, furnish to Secured Party:

                           (i) Within thirty (30) days after the end of each month which does not constitute the end of a fiscal quarter of Debtor, and within forty-five (45) days after the end of each month which does constitute the end of a

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         fiscal quarter of Debtor its unaudited balance sheet as of the end of such month and statements of income and changes in equity for that month and the portion of the fiscal year to date then ended, which shall be prepared in conformity with generally accepted accounting principles, and certified by the Chief Financial Office of Debtor, as presenting fairly in all material respects the financial position of Debtor as at the date of the period then ended and the results of operations of Debtor as of and for the periods then ending, together with a statement that no Event of Default then exists under this Agreement or the Term Note.

                           (ii) Within ninety (90) days after the end of each fiscal year of Debtor, its financial statements, including Debtor's balance sheet as of the end of such fiscal year, statement of income, statements of changes in equity, and statement of cash flows for the year then ended, which shall be prepared in accordance with generally accepted accounting principles. Each such financial statement shall be reviewed by an independent certified public accountant satisfactory to Secured Party. Such financial statements shall be accompanied by a report in accordance with the Statement on Standards for Accounting and Review Services, issued by the Accounting and Review

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         Services Committee, as the same may be from time to time amended or supplemented.

                           (iii) Promptly after Secured Party's written request, such other information about the financial condition, operations, and business of the Debtor as Secured Party may, from time to time, reasonably request.

                  (b) Taxes and Other Liens. File all required federal, state and local tax returns and pay when due all taxes, assessments and other charges of every nature which may be levied or assessed against Debtor or its assets, including without limitation, claims for labor, supplies and rent, except those liabilities being contested in good faith and for which Debtor maintains reserves in amount and form satisfactory to Secured Party.

                  (c) Casualty Insurance. Keep its properties insured against fire and other hazards (so-called "All Risk" coverage) in amounts and with insurers satisfactory to Secured Party, which insurance shall by the terms of the policy be payable to Secured Party as its interest may appear pursuant to a loss payee/mortgagee clause satisfactory to Secured Party. Secured Party shall have the right to apply the proceeds of any such insurance in reduction of the Obligations, whether or not then due and payable, in such manner as Secured Party in its sole discretion may determine. Without limiting the generality of

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the foregoing, such insurance must provide that it may not be cancelled without thirty (30) days prior written notice to Secured Party. If Debtor fails to maintain the foregoing insurance, Secured Party may, at its option, obtain such policies as it deems necessary and the premiums therefor, together with interest at the Default Rate from the date of receipt of written demand therefor from Secured Party to Debtor shall be payable by Debtor to Secured Party immediately upon receipt of such demand. Debtor hereby appoints Secured Party its attorney-in-fact, coupled with an interest, to settle, adjust and compromise any insurance losses, to collect and receive payments of insurance, and to endorse Debtor's name on all documents, checks and drafts in connection therewith.

                  (d) Maintain Collateral. Maintain and preserve the Collateral in good repair, working order and condition, and make all needed and proper repairs, renewals, replacements, additions or improvements thereto, and immediately notify Secured Party of any event causing material loss or depreciation in the value of the Collateral and the amount of such loss or depreciation.

                  (e) Inspection. Allow Secured Party by or through any of its officers, agents, attorneys, or accountants designated by it, to enter the offices and plants of Debtor to examine, inspect and make copies of the books and records of

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
Debtor and to inspect the Collateral, all at such times and as often as Secured party may reasonably request.

                  (f) Liability Insurance. Maintain general public liability insurance against claims for personal injury, death or property damage in forms, amounts and with companies satisfactory to Secured Party, and workmen's compensation insurance, employment or similar insurance, as required by applicable law.

                  (g) Defend Collateral. Defend the Collateral against all liens, claims and demands of all persons, and allow Secured Party, at the expense of Debtor, to contest or defend any such liens, claims and demands in Debtor's name. Cause the security interest of Secured Party to be properly noted on all certificates of title issued or outstanding with respect to any of the Collateral and deposit same with Secured Party.

                  (h) Financing Statements. From time to time, at the request of Secured Party, (i) execute, deliver and file one or more financing statements, assignments, and other agreements, instruments or documents, and amendments and renewals thereof, and do all other acts as Secured Party deems necessary or desirable (x) to create and maintain a valid and enforceable first priority security interest in the Collateral other than Patents and Trademarks and (y) to create and maintain a valid and enforceable security interest in Patents and Trademarks

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
subject only to the prior lien currently granted to Connecticut Innovations, Inc. and the lien granted to the Estate which is subordinate to Secured Party's lien, and (ii) pay, upon demand, Secured Party's costs, charges and expenses, including without limitations attorneys' fees incurred by Secured Party in connection therewith.

                  (i) Books and Records. Maintain complete and accurate books and records relating to its financial affairs at all times in accordance with generally accepted accounting principles, the Collateral, the Obligations, and Debtor's covenants hereunder.

                  (j) Compliance with Laws. Comply in all material respects with all laws, orders, rules and regulations applicable to Debtor of any governmental body or agency, including without limitation, environmental and health and safety laws, orders, rules and regulations.

                  (k) Notification of Default. Give prompt written notice to Secured Party upon the occurrence of an Event of Default, or of any state of facts which would constitute an Event of Default hereunder or, which, but for the giving of notice or passage of time, or both, would constitute an Event of Default.

                  (l) Notification of Litigation. Give prompt written notice to Secured Party of the commencement or threat of

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
litigation, including arbitration proceedings, and any proceedings before any governmental agency, or the occurrence of any other event, which, if decided adversely to Debtor, could have an adverse effect upon the condition, operations or prospects (financial or otherwise) of Debtor.

                  (m) ERISA; Labor Disputes. Give prompt written notice to Secured party of: (i) any event which causes Debtor to become subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and, upon becoming subject thereto, comply in all respects with ERISA; and (ii) any labor dispute or controversy resulting or likely to result in a strike or work stoppage against Debtor.

                  (n) Use of Proceeds. Use the proceeds of the Loan for the purposes set forth in Section 1(d) hereof.

                  (o) Receivables and Inventory Reports. Within ten (10) business days after the close of every calendar month, submit to Secured Party
(i) an aged report of its accounts receivable and accounts payable, which reports shall include the names and addresses of the account debtors and vendors, respectively, and (ii) an inventory designation listing Debtor's respective amounts of raw materials, work-in-progress and finished goods, all in form and content satisfactory to Secured Party.

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
                  (p) Notification of Accounts Receivable. Give prompt written notice to Secured Party of each of the following events: (i) rejection, return, repossession or material loss of, or damage to, any goods giving rise to any account receivable of Debtor, (ii) any request by an obligor on accounts receivable of Debtor for credit or adjustment of any such receivable, (iii) any adjustment by Debtor of the amount owing on any such receivable, (iv) any dispute in connection with any such receivable, and (v) any other event affecting any such receivable or the value or amount thereof.

         11. NEGATIVE COVENANTS. Debtor covenants and agrees that, from the date hereof until the payment and performance of the Obligations, unless Secured Party otherwise agrees in writing, Debtor shall not:

                  (a) Encumbrances. Create or permit to exist any lien, mortgage, encumbrance or security interest against any of its assets, whether now owned or hereafter acquired, except for (i) security interests in favor of Secured Party, (ii) liens for taxes not yet due and payable, (iii) pledges or deposits in connection with or to secure worker's compensation, unemployment or liability insurance, and (iv) liens listed on Exhibit J hereto.

                  (b) Dividends; Acquisition of Stock. Declare or pay any dividends or authorize or make any other distribution on any shares of its capital stock (other than dividends payable solely in Debtor's capital stock), or purchase, acquire, redeem, or retire, or make any commitment to purchase, acquire, redeem or retire, directly or indirectly, any of the capital stock of Debtor, whether now or hereafter outstanding.

                  (c) Limitation on Indebtedness. Create or assume any liability for borrowed money from any person or entity other than (i) Secured Party and
(ii) the Estate pursuant to the Estate Note.

                  (d) Contingent Liabilities. Endorse, guaranty, assume or become liable, directly or indirectly, contingently or otherwise for the obligations, indebtedness, or liabilities of others, except for the endorsement of negotiable instruments in the ordinary course of business.

                  (e) Loans; Investments. Make any loans or advances to, or investments in, or purchase or otherwise acquire any securities of, any individual, firm, entity or corporation, except obligations of the United States of America, insured bank deposits, and deposits in Money Market Funds that invest in United States Government or its agencies' securities.

                  (f) Mergers; Disposal of Assets. Become a party to any merger or consolidation, or acquire all or any material part of the assets or stock of any corporation, partnership, person, or other entity, or sell, lease, transfer, factor, finance or otherwise dispose of any of its assets, whether now owned or hereafter acquired, except for inventory in the ordinary course of business, or liquidate, dissolve or otherwise terminate or alter Debtor's existence, form or method of conducting Debtor's business.

                  (g) Name; Collateral. Change Debtor's name, adopt any trade names or conduct Debtor's business under any trade name or style or change Debtor's place of business or the present location of the Collateral, or any records relating to the Collateral.

                  (h) Margin Stock. Use any part of the proceeds of the Loan, directly or indirectly, for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or to extend credit to any entity or person for the purpose of purchasing or carrying any such margin stock.

                  (i) Leases and Rentals. Make any expenditures for any leases of real or personal property, including, without limitation, capitalized or operating leases, in excess of the sum of (A) amounts now annually expended for such leases and (B) $100,000 per annum;

                  12. Intentionally Omitted.

                  13. PAYMENTS BY SECURED PARTY. At its option, but without any liability for failing to do so, Secured Party may pay for insurance on the Collateral and taxes, assessments or other charges which Debtor fails to pay in accordance with the provisions hereof, or of the other Financing Agreements, and may discharge any security interest in or lien upon the Collateral other than those described in Exhibit I hereto. No such payment or discharge of any such security interest or lien shall be deemed to constitute a waiver by Secured Party or the violation of any covenant hereunder by Debtor as a result of Debtor's failure to make any such payment or Debtor's suffering of any such security interest or lien. Any payment made, or expense incurred by Secured Party, pursuant to this or any other section of this Agreement, shall be added to and become a part of the Obligations, shall bear interest at the Default Rate, and shall be payable immediately by Debtor upon receipt of written demand therefor by Secured Party.

         14. EVENTS OF DEFAULT. Secured Party shall have the right at its option to declare all of the Obligations to be immediately due and payable without demand or notice (except as otherwise required by this Section 14) upon the occurrence of any one of the following events (each being an "Event of Default"):

                  (a) The failure by Debtor to pay any of the Obligations when due;

                  (b) The failure by Debtor to observe, perform or comply with any condition or covenant in this Agreement or any of the other Financing Agreements; provided, however, that Debtor shall have an opportunity to cure any such failure for a period of fifteen (15) days after such failure provided such failure (i) does not constitute a failure of payment pursuant to Section 14(a) above, does not constitute a failure to comply with Section 11(j) above, and
(iii) does not, in Secured Party's sole judgment, impair Debtor's ability to pay any of the Obligations when due or impair the value of any collateral securing any of the Obligations;

                  (c) The existence of an event of default under any of the other Financing Agreements which continues beyond any applicable grace period;

                  (d) If any representation or warranty made by Debtor in this Agreement or in any of the other Financing Agreements, or any statement, certificate or other data furnished by Debtor in connection with any of the Obligations proves to be incorrect or untrue in any material respect when made;

                  (e) The entry of a judgement for the payment of money against Debtor, which remains unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution, or appeal;

                  (f) The insolvency of Debtor (the term "insolvency" shall mean an inability to pay Debtor's debts as they mature);

                  (g) The filing by or against Debtor of any petition seeking an arrangement, reorganization or the like, the commencement of any proceedings under any bankruptcy or insolvency law by or against Debtor, the adjudication of Debtor as a bankrupt, the appointment of a receiver for all or any part of Debtor's assets, or the making of a receiver for all or any part of Debtor's assets, or the making of an assignment for the benefit of creditors, or the calling of a meeting of creditors, or the appointment of a committee of creditors or liquidating agents, by, for, or of Debtor, and in the case of any of the foregoing actions which are involuntary, if such actions are not withdrawn, dismissed, discharged or removed, as the case may be, within thirty
(30) days after the commencement thereof;

                  (h) The dissolution, liquidation, insolvency or termination of legal existence of Debtor or merger or consolidation of Debtor with or into any other person or entity; or

                  (i) The failure by Debtor to pay when due any other indebtedness or obligations owed to others for borrowed money, or if any such other indebtedness or obligations shall be accelerated.

         15. REMEDIES OF SECURED PARTY; NOTICES. When the Obligations, or any of them, become immediately due and payable, whether by reason of passage of time, acceleration or otherwise, Secured Party may, in addition to and not in limitation of Secured Party's rights set forth in Section 2 of this Agreement, pursue any legal remedy available to it to collect the Obligations outstanding at said time, to endorse its rights under the Financing Agreements, and to enforce any and all other rights or remedies available to it both under the Uniform Commercial Code of Connecticut (the "Code") and otherwise, including, without limitation the right to take possession of the Collateral and dispose of the same on Debtor's premises, all without judicial process, Debtor hereby waiving any right Debtor might otherwise have to require Secured Party to resort to judicial process and further waiving Debtor's right to notice and hearing under the Constitution of the United States or any state or under any Federal or state law, and no such action shall operate as a waiver of any other right or remedy of Secured Party under the terms of any of the Financing Agreements, or the law, all rights and remedies of Secured Party being cumulative and not alternative. In addition, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

                  The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied first to the expenses (including, without limitation, all reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Obligations, application as to particular Obligations or against principal or interest to be in Secured Party's sole discretion. Any notice which Secured Party is required to give Debtor under the Code shall be deemed to constitute reasonable notice if such notice is mailed, postage prepaid, return receipt requested, at least seven (7) days prior to such action. Debtor shall be liable to Secured Party and shall pay to Secured Party on demand any deficiency which may remain after such sale, lease, disposition, collection or liquidation of the Collateral. Debtor agrees that the powers granted hereunder, being coupled with an interest, shall be irrevocable so long as any of the Obligations remains outstanding.

         16. SET-OFF. Debtor hereby grants to Secured Party a lien and right of set-off for all Obligations upon or against all moneys, deposits, property, collateral and securities and the proceeds thereof, now or hereafter held or received by, or in transit to, Secured Party from or for Debtor, whether for safekeeping, pledge, custody, transmission, collection or otherwise. Secured Party may at any time after the occurrence, and during the continuance, of an Event of Default, apply the same, or any part thereof, to the Obligations, or any part thereof, whether or not matured or demanded at the time of such application.

         17. RIGHTS OF SECURED PARTY. With respect both to the Obligations and the Collateral, Debtor hereby consents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of the Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any claims thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of any rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Secured party may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for the Obligations. Secured Party shall not be deemed to have waived any of its rights under the Financing Agreements or upon or under the Obligations or the

Collateral unless such waiver is in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. Secured Party may revoke any permission or waiver previously granted to Debtor, and such revocation shall be effective whether given orally or in writing. All rights and remedies of Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other document, shall be cumulative and may be exercised singularly or concurrently.

         18. GENERAL PROVISIONS.

                  (a) Expenses. Debtor will pay on demand all expenses of Secured Party arising out of this transaction or in connection with the negotiation, preparation, administration, collection, defense, protection, preservation or enforcement of, or realization on, this Agreement, the other Financing Agreements, the Obligations, or any of the Collateral, or any waiver, modification or amendment of any provision of any of the foregoing, including, without limitation, reasonable attorneys' fees of outside counsel, and other professionals' reasonable fees, and the reasonable allocation costs of in-house legal counsel, and including, without limitation, any fees or expenses associated with any travel or other costs relating to any appraisals, examinations, administration of this Agreement, the other Financing Agreements or any of the Collateral, and the amounts of all such expenses shall, until paid, be Obligations secured by the Collateral.

                  (b) Survival. This Agreement and the secured interest granted to Secured Party by Debtor and every representation, warrant, covenant and other term contained herein shall survive until the Obligations have been paid in full.

                  (c) Notices. Any notice required to be given hereunder shall be effective when delivered in person, or one (1) day after delivery to a nationally recognized overnight mail or messenger service or three (3) days after being deposited in the United States mail, first class, postage prepaid, registered or certified mail, return receipt requested, to Debtor or Secured Party, as the case may be, at its address set forth above. Any such notice to Debtor shall be sent to the attention of the President of Debtor at Debtor's address set forth above and to the attention of Thomas M. Steinberg at Secured Party's address set forth above. Either of the parties hereto may notify the other that any such notice shall be given to such other address as such party may so instruct by written notice similarly given.

                  (d) Entire Agreement. This Agreement is the entire agreement between the parties hereto and cannot be amended or modified except by a writing signed by Debtor and Secured Party.

                  (e) Governing Law. This Agreement and the other Financing Agreements shall be construed in accordance with and governed by the laws of the State of Connecticut. Secured Party and Debtor each hereby consent to service of process, and to be sued, in the State of Connecticut and consent to the jurisdiction of the courts of the State of Connecticut and the United States District Court for the District of Connecticut, for the purpose of any suit, action, or other proceeding arising hereunder, and expressly waive any and all objections it may have to venue in any such courts.

                  (f) Headings. Sections and subsection headings have been inserted herein for convenience only and form no part of this Agreement and shall not be deemed to affect the meaning or construction of any of the covenants, agreements, conditions or term hereof.

                  (g) Severability. If any term or provisions of this Agreement shall be invalid, illegal or unenforceable for any reason whatsoever, such term or provisions shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining terms and provisions shall not in any way be affected or impaired thereby.

                  (h) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns provided, however, that Debtor may not assign its rights hereunder without prior written consent of Secured Party in its sole discretion, and any such attempted assignment without such consent shall be null and void.

                  (i) Interpretation. As used herein, plural or singular include each other, and pronouns of any gender are to be construed as masculine, feminine or neuter, as context requires.

                  (j) Exhibits. All Exhibits referred to herein are intended to be and hereby are specifically made a part of this Agreement.

         19. PREJUDGMENT REMEDY WAIVER; WAIVERS. DEBTOR ACKNOWLEDGES THAT THE LOAN EVIDENCED AND SECURED BY THIS AGREEMENT IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH SECURED PARTY MAY DESIRE TO USE, and further waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of the Note, and all rights under any statute of limitations.

         20. WAIVER OF JURY TRIAL. DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF SECURED PARTY'S RIGHTS AND REMEDIES. DEBTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. NO PARTY TO THIS AGREEMENT HAS AGREED WITH OR REPRESENTED TO ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         21. Execution By Telefacsimile Transmission. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

[Rest of This Page Intentionally Left Blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                     GUNTHER INTERNATIONAL, LTD.

                                     By:  /s/ James H. Whitney
                                        ---------------------------------------
                                         Name:  James H. Whitney
                                         Title: President & CEO

                                     GUNTHER PARTNERS, LLC

                                     By: /s/ Thomas J. Tisch
                                        ---------------------------------------
                                         Thomas J. Tisch
                                         Manager

SIGNATURE PAGE                                       LOAN AND SECURITY AGREEMENT

                                                                       EXHIBIT A

                                    TERM NOTE

$4,000,000                                                    October 2, 1998

Norwich, Connecticut

For value received, the undersigned, Gunther International, Ltd. (the "Borrower") promises to pay to the order of GUNTHER PARTNERS, LLC ("Lender") at the office of its agent, c/o Thomas M. Steinberg, Tisch Family Interests, 667 Madison Avenue, New York, New York, 10021 or at such other place as Lender may designate, the principal sum of FOUR MILLION DOLLARS ($4,000,000), together with interest on the unpaid balance of this Note at the rate of eight percent (8%) per annum, beginning on the date hereof, before or after maturity or judgment, which interest shall be computed on the basis of a 360-day year and actual days elapsed, together with all taxes levied or assessed on this Note or the debt evidenced hereby against Lender, and together with all costs, expenses and reasonable attorneys' fees incurred in the collection of this Note, or to enforce or foreclose any security agreement or other document including, without limitation, the Agreement (as hereinafter defined), securing or relating to this Note, or in protecting or defending the lien of said security agreement or other document, or in any litigation or matter arising from or connected with said security agreement, other document, or this Note. This Note is the Term Note referred to in, and is entitled to the benefits of, that certain Loan and Security Agreement dated the date hereof between Borrower and Lender (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement. The Agreement, among other things, contains provisions for (i) acceleration of the maturity of this Note upon the happening of certain stated events, (ii) for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Agreement and (iii) the payment of interest at the Default Rate under certain circumstances. The Agreement and all other instruments either relating to or securing the indebtedness evidenced hereby are made a part of this Note and deemed incorporated in full.

         Interest shall be paid on the first day of each calendar quarter beginning January 1, 1999, and continuing on the first day of each April, July, October and January thereafter, until the principal balance with accrued interest thereon is paid in full. Principal shall be paid in thirteen payments as follows: (a) One Hundred Thousand Dollars ($100,000) shall be paid on the first day of each month commencing on November 1, 1998 and continuing to and including September 1, 1999; (b) Four Hundred

Thousand Dollars ($400,000) shall be paid on October 1, 1999 and (c) the balance together with all accrued and unpaid interest and all other unpaid amounts due hereunder or under the Financing Agreements, shall be due and payable on October 1, 2003 or on such earlier date that this Note becomes due and payable as a result of acceleration as provided in the Agreement (the "Maturity Date").

         Upon the occurrence of an Event of Default under and as defined in the Agreement, the entire indebtedness, with accrued interest thereon, due under this Note, shall, at the option of Lender, become immediately due and payable without demand or notice of any kind.

         If any amount due hereunder is not paid within ten (10) days after the date it is due, without in any way affecting Lender's right to accelerate this Note, a late charge equal to five percent (5%) of said amount shall be assessed against Borrower for each month that said amount is late, and shall be immediately due and payable without demand or further notice of any kind.

         Borrower hereby grants to Lender a lien and right of setoff for all of Borrower's liabilities to Lender under this Note and the Agreement upon and against all the deposits, credits, collateral and property of Borrower, now or hereinafter in the possession or control of Lender or in transit to it. Lender may, at any time after the occurrence, and during the continuance, of an Event of Default, apply or set off the same, or any part thereof, to any liability of Borrower, whether or not matured or demanded.

         Notwithstanding any provisions of this Note to the contrary, the rate of interest to be paid by Borrower to Lender under this Note shall not exceed the highest or the maximum rate of interest permitted to be charged by Lender under applicable laws. Any amounts paid by Borrower to Lender in excess of such rate shall be deemed to be partial prepayments of principal hereunder.

         No delay or omission by Lender in exercising any right hereunder, nor failure by Lender to insist upon the strict performance of any terms herein, shall operate as a waiver of such right, any other right hereunder, or any terms herein. No waiver of any right shall be effective unless in writing and signed by Lender, nor shall a waiver on one occasion be constituted as a bar to, or waiver of, any such right on any future occasion.

         BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTON OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS NOTE IS A PART AND/OR THE ENFORCEMENT OF ANY OF LENDER'S RIGHTS AND REMEDIES. BORROWER ACKNOWLEDGES

THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. NO PARTY TO THIS NOTE HAS AGREED WITH OR REPRESENTED TO ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         BORROWER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH BANK MAY DESIRE TO USE, and further waives diligence, demand, presentment for payment, notice of nonpayment, protest, and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations.

         This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

                                          GUNTHER INTERNATIONAL, LTD.

                                          By:
                                             ----------------------------------
                                                Name:
                                                Title: